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                                                                    EXHIBIT 99.3

                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT


                  THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") is entered into as of the 31st day of January, 2000 by and between PNC BANK, NATIONAL ASSOCIATION, as Agent under the Credit Agreement described below, on behalf of the Lenders, and BRADY CORPORATION, a Delaware corporation, and BRADY FINANCIAL CO., a Delaware corporation (collectively, the "Borrowers"), on behalf of the Loan Parties.

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Credit Agreement dated as of September 23, 1999 (the "Agreement"; terms defined in the Agreement, as amended hereby, which are used herein shall have the same meanings as are set forth in the Agreement for such terms unless otherwise defined herein);

                  WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Agreement, and the Lenders are willing to do so on the terms and subject to the conditions hereinafter set forth;

                  WHEREAS, pursuant to Section 10.1 of the Agreement, the Agent, with the written consent of the Required Lenders, may enter into certain prescribed amendments to the Agreement on behalf of the Lenders, and the Borrowers may enter into amendments of the Agreement on behalf of the Loan Parties;

                  WHEREAS, the Borrowers have requested the Lenders to increase the Commitments to an aggregate principal amount equal to $200,000,000; and

                  WHEREAS, pursuant to Section 2.4.2 of the Agreement, if the increase in Commitments is approved by all of the Lenders, Schedule 1.1(B) to the Agreement shall be amended to reflect such increase.

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders and the Borrowers hereby agree as follows:

         1. Amendments to Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Agreement is amended as follows:

                  (a) Section 1.1 of the Agreement is amended by inserting the following new definitions:

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                  "Operating Income" of any Person for any period of
                  determination shall mean income before deduction (or credit, if applicable) for taxes, interest expense or interest income, amortization of goodwill and nonoperating extraordinary expense or income, all as determined in accordance with GAAP."

                  "Issuing Bank" shall mean PNC Bank, National Association and its successors and assigns and any other Lender approved as an Issuing Bank by the Borrowers and the Agent so long as each such Lender expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Agent of its applicable Lending Office and the amount of its Letter of Credit commitment (which information shall be recorded by the Agent in the register), for so long as such Issuing Bank shall have a Letter of Credit Outstanding."

                  (b) Section 1.1 of the Agreement is hereby amended by adding to the definition of "Permitted Guaranty Obligations" the following new clause
(iv):

                  "and (iv) Guaranty Obligations of any Borrower in respect of any Indebtedness permitted under Section 7.2.1(xiii)."

                  (c) Section 2.13 of the Agreement is hereby amended by deleting each reference therein to "Agent," other than references in Sections 2.13.3.3, 2.13.3.4, clause (i) of Section 2.13.2 and clauses (i) and (iv) of
Section 2.13.7, and replacing it with the phrase "Issuing Bank."

                  (d) Clause (i) of Section 2.13.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "(i) the Dollar Equivalent amount of Letters of Credit Outstanding exceed, at any one time, $50,000,000 or"

                  (e) Section 2.13.3.3 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "2.13.3.3 Each Lender shall upon any notice pursuant to
                  Section 2.13.3.2 make available to the Agent for the account of the Issuing Bank an amount in Dollars in immediately available funds equal to its Ratable Share of the Dollar Equivalent amount of the drawing, whereupon the participating Lenders shall (subject to


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                  Section 2.13.3.4) each be deemed to have made a Revolving
                  Credit Loan in Dollars under the Base Rate Option to the Borrowers in that amount. If any Lender so notified fails to make available in Dollars to the Agent for the account of the Issuing Bank the amount of such Lender's Ratable Share of such Dollar Equivalent amount by no later than 2:00 p.m., Eastern time on the Drawing Date, then interest shall accrue on such Lender's obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and
                  (ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Issuing Bank will promptly give notice of the occurrence of the Drawing Date, but failure of the Issuing Bank to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.13.3.3."

                  (f) The last sentence of Section 2.13.3.4 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "Each Lender's payment to the Agent for the account of the Issuing Bank pursuant to Section 2.13.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Lender in satisfaction of its participation obligation under this Section 2.13.3."

                  (g) Clause (i) of Section 2.13.7 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "(i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank, the Agent, the Borrowers or any other Person for any reason whatsoever;"

                  (h) Clause (iv) of Section 2.13.7 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "(iv) the existence of any claim, setoff, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons


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                  for whom any such transferee may be acting), the Issuing Bank, the Agent or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Parties or any of their Subsidiaries and the beneficiary for which any Letter of Credit was procured);"

                  (i) Section 2.13 of the Agreement is hereby amended by adding the following new Sections 2.13.10, 2.13.11 and 2.13.12:

                  "2.13.10 Notice of Actual Issuances. Promptly upon issuing any Letter of Credit, the Issuing Bank will notify the Agent of the date of such Letter of Credit, the amount thereof and the beneficiary or beneficiaries thereof. Upon receipt of such notice, the Agent shall promptly notify each Lender of the contents thereof and the amount of such Lender's participation in the relevant Letter of Credit. Promptly upon issuing any Letter of Credit, the Issuing Bank will send a copy of such Letter of Credit to the Agent.

                  2.13.11 Proposed Extension of Expiry Dates. The Issuing Bank or the Borrowers shall give the Agent at least five (5) Business Days' notice before such Issuing Bank extends the expiry date of any Letter of Credit issued by it. Such notice shall (i) identify such Letter of Credit, (ii) specify the date on which such extension is to be made (or the last day on which such Issuing Bank can give notice to prevent such extension from occurring) and (iii) specify the date to which such expiry date is to be so extended. Upon receipt of such notice, the Agent shall promptly notify each Lender of the contents thereof. The Issuing Bank shall not extend (or allow extension of) the expiry date of any Letter of Credit if (A) the extended expiry date would be after the tenth Business Day before the Expiration Date or (B) the Issuing Bank shall have been notified by any Borrower, the Agent or any Lender expressly to the effect that any condition specified in
                  Section 6.2 is not satisfied at the time such Letter of Credit is to be extended.

                  2.13.12 Information to be Provided to Agent. The Issuing Bank shall furnish to the Agent upon request such information as the Agent shall reasonably request in order to calculate the Letters of Credit Outstanding and the Letter of Credit Fee."


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                  (j) Clause (xiii) of Section 7.2.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "(xiii) other Indebtedness of the Company and its Subsidiaries, as a group, which does not exceed $25,000,000 in the aggregate at any time outstanding."

                  (k) Section 7.2.6(2) of the Agreement is hereby amended by (i) inserting the following words immediately after the words "any Loan Party" in the first line thereof:

                  "or any Subsidiary which is not a Loan Party"

(ii) deleting clause (iv) thereof and replacing it in its entirety with the following:

                  "(iv) the Company shall demonstrate on a pro forma basis that it shall be in compliance with the covenants contained in Sections 7.2.13, 7.2.14, 7.2.15 and 7.2.16 after giving effect to such Permitted Acquisition (including in such computation
                  (A) Consolidated EBITDA for the acquired business for the immediately preceding four fiscal quarters with respect to the covenants contained in Section 7.2.13, (B) Consolidated EBIT for the acquired business for the immediately preceding four fiscal quarters with respect to the covenants contained in
                  Section 7.2.14, (C) Operating Income for the acquired business for the immediately preceding four fiscal quarters with respect to the covenants contained in Section 7.2.16, and (D) Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition) by delivering to the Agent at least fifteen (15) Business Days prior to such Permitted Acquisition a certificate in the form of Exhibit
                  7.2.6 evidencing such compliance, which certificate shall be subject to the approval of the Agent which approval shall not be unreasonably withheld.

and (iii) adding the following new clause (vii):

                  "(vii) in the case of any Permitted Acquisition by any Subsidiary which is not a Loan Party, (A) 65% of the stock of such Subsidiary shall be pledged as collateral to the Agent for the benefit of the Lenders pursuant to a pledge agreement in form and substance satisfactory to the Agent and the pledging party or (B) the aggregate purchase price (including assumption of debt) of all Permitted Acquisitions made by Subsidiaries which are not Loan


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                  Parties and which have not complied with the pledging
                  requirement in clause (A) above shall not exceed $40,000,000 in any one fiscal year"

                  (l) Section 7.2.15 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "7.2.15 Minimum Net Worth. The Company shall not as of the end of any fiscal quarter permit Consolidated Net Worth to be less than the sum of (i) 80% of the Consolidated Net Worth at the Closing Date plus (ii) 45% of the cumulative net income of the Company and its Subsidiaries plus (iii) 50% of all equity interests of the Company issued after the Closing Date."

                  (m) Section 7.2.16 of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "7.2.16 Loan Party Operating Income. The Company shall not permit the aggregate Operating Income of the Loan Parties to be less than $35,000,000, as calculated at the end of each fiscal quarter for the immediately preceding four (4) fiscal quarters. For purposes of determining Operating Income of any Foreign Loan Party, the Operating Income of any wholly owned subsidiary of such Foreign Loan Party shall be included."

         2. Conditions of Effectiveness. The amendments to the Agreement contained in Section 1 shall become effective when and only when each of the conditions specified in clauses (a) and (b) below has been satisfied:

                  (a) no Event of Default or Potential Default shall have occurred and be continuing on the date hereof or on the date the Amendment becomes effective and the representations and warranties made in the Agreement and in Section 3 hereof shall be true and correct on the date hereof and on the date the Amendment becomes effective and the Borrowers shall have delivered to the Agent for the benefit of the Lenders an officer's certificate to both such effects executed by an Authorized Officer;

                  (b) the Agent shall have received the following documents, each document being in form and substance satisfactory to the Agent:

                       (1) written Approval Memos from all of the Lenders in the
                  form of Exhibit A attached hereto;

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                           (2) this Amendment, duly executed by the Company;

                           (3) the officer's certificate referenced in clause
                 (a) above; and

                           (4) such instruments, agreements and other items as
                 the Agent may request.


         3. Representation and Warranties. Each of the Borrowers represents and warrants as follows: (i) it has all necessary power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (ii) the execution, delivery and performance of this Amendment have been duly authorized by it; (iii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms; and (iv) the approval, execution, delivery and performance of the terms hereof and of the Agreement, as amended hereby, do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any Law applicable to it.

         4.       Reference to the Effect on the Agreement.

                  (a) (i) Each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby and (ii) each reference to the Agreement in all other Loan Documents shall mean and be a reference to the Agreement, as amended hereby.

                  (b) Except as specifically amended above, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Agreement nor a waiver of any right, power or remedy of any Lender or Agent, nor constitute a waiver of, or consent to any departure from, any provision of the Agreement or any other Loan Document.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

         6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken

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together shall be deemed to constitute one and the same instrument. Delivery of a duly executed counterpart copy of this Amendment may be made by telecopy.

         8. Expenses. The Borrowers will upon demand pay to the Agent the amount of any and all expenses, including the reasonable fees and expenses of the Agent's attorneys which the Agent may incur in connection with the preparation, negotiation and enforcement of this Amendment and each of the agreements, instruments and other documents to be delivered to the Agent or the Lenders in connection herewith.


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                                                                 AMENDMENT NO. 1


                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                 PNC BANK, NATIONAL ASSOCIATION, as
                                 Administrative Agent acting on behalf of the Lenders pursuant to Section 10.1 of the Agreement


                                 By:     /s/ James DeVries
                                         ---------------------

                                 Title:  Senior Vice President
                                         ---------------------


                                 BRADY CORPORATION, acting on behalf of the Loan Parties pursuant to Section 10.1 of the Agreement


                                 By:     /s/ Donald E. Rearic
                                         ---------------------
                                          Brady Corporation

                                 Title:  Vice President Treasurer & Asst. Sec'y.
                                         ---------------------------------------


                                 BRADY FINANCIAL CO., acting on behalf of the Loan Parties pursuant to Section 10.1 of the Agreement


                                 By:     /s/ Donald E. Rearic
                                         ---------------------

                                 Title:  Brady Financial Co.
                                         ---------------------
                                         President & Treasurer


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